EXHIBIT 99.1

easylink services

(NASDAQ: ESIC)

Tom Stallings

CEO

NobleFinancial

June 2010

easylink services

Forward Looking Statements

Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements.

These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. EasyLink Services International Corporation expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

EasyLink Overview

- Global provider of B2B solutions and services that facilitate the electronic exchange of documents and information between enterprises, their trading communities and their customers
- Market leader with over 30 years experience serving 70 of the Fortune 100
- Provides local services in 29 foreign countries and 45 international cities around the world



easylink
On Demand Messaging
Supply Chain Messaging
Production Messaging
Desktop Messaging
Workflow Services
Secure Email
EDI VAN
Managed Services
Telex
Managed File Transfer

- Support 14,000 global customers and manage over 3 million transactions a day on our network
- 300 employees
- Corporate headquarters located in Atlanta, GA

SaaS Based Products & Services



Desktop Messaging
Production Messaging
Workflow Services
Document Capture & Management
Secure Email
Piscataway, NJ
Columbus, OH
London, UK
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Suwanee, GA
Piscataway, NJ
London, UK
Columbus, OH
EDI VAN Services
EDI Managed Services
Web EDI
EDI Service Bureau
Telex Services
Managed File Transfer

easylink services

Global Fax Services Market

($ in millions)

- Growth drivers include reduced time and cost in comparison to traditional faxing, increased data security and environmentally friendly



$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR = 10.4%
2009
2010
2011
2012
2013

Source: Davidson Consulting, July 2009

Case Study: Pfizer

- Pfizer was looking for a global solution that would help them reduce cost and complexity of their messaging needs with transparent implementation to their employees and business partners
- EasyLink's solution allowed Pfizer to eliminate 20 fax servers, eliminate the need to purchase fax software upgrades and reduce its dedicated IT resources
- Pfizer is now able to track its traffic and recover/allocate costs within its business units/departments
- Service continuity was ensured by transferring Pfizer's existing fax numbers seamlessly into EasyLink's network
- With EasyLink's services, Pfizer estimates it is reducing its fax costs by 50%, saving up to $1 million in the first year

Case Study: UNITED

- United required a cost effective, flexible solution to send more than 20,000 daily flight itineraries via email or fax to customers around the world
- EasyLink created a custom production messaging application that integrated with United's reservation network and guaranteed delivery within seconds of the reservation
- EasyLink created a flexible United web access tool, allowing United's marketing department to make real time changes to marketing announcements and messages provided on the itineraries (customizable by country)
- United was able to consolidate multiple vendors with one provider and reduced their cost by approximately 65% over their previous solution

B2B Solutions and Services Market

($ in millions)

- Market is mature and characterized by a consistent growth trajectory



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR = 7.0%
2008
2009
2010
2011
2012

Source: Gartner, March 2008

Case Study: Argos

- Home Retail Group is the UK's leading home and general merchandise retailer with sales of $9.3 billion
- Argos sell products under two distinctive and complementary brands – Argos and Homebase – that are household names in the UK
- EasyLink provides outsourced EDI translation and transport services
- This engagement was transformed from a cost center to a revenue stream generating in excess of $350,000 per year
- Suppliers now contract directly with Argos and pay an annual fee for EDI services
- EasyLink's solution allowed Argos to consolidate to one EDI provider

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Global & Diverse Customer Base

Shell
hp invent
TESORO
Genentech
Pfizer
CENTEX
salesforce.com
UNITED
UnitedHealthcare
McCARTER ENGLISH
NIXON PEABODY LLP
HYPHEN SOLUTIONS
Enterprise rent-a-car
NJ TRANSIT
Adecco
TOYS R US
GODIVA Chocolatier
SKANSKA
HESS
W HOTELS
ups
ERNST & YOUNG
JOANN
STAPLES
COMMERZBANK
AMERICAN EXPRESS
JPMorganChase
Nationwide
HCA
THE HARTFORD

easylink services

Competitive Landscape

- The on-demand and supply chain messaging markets are highly fragmented with a only a few dominant players
- We maintain a leadership position in each market in which we operate
- Our most prominent competitors include:

Supply Chain Messaging

Sterling Communications
SEEBURGER Business Integration
inovis
GXS
SPS commerce

On-Demand Messaging

Premiere Global Services
j2 Global Communications
GRAPHNET Innovative IT Solutions
OPEN TEXT The Content Experts

easylink services

Corporate Strategy

- Continue to focus on operational excellence and cost containment
  - Maintain strong margins and cash flow
- Maintain a strong balance sheet and continue to deleverage
- Grow internationally through new distribution channels
- Leverage our installed customer base to cross sell our solutions
- Develop and launch new products in growth sectors of the market
  - Managed File Transfer
  - Secure Email
- Pursue strategic acquisitions
  - Complimentary businesses and technology within our existing markets
  - New technology and services in strong growth markets

Experienced Management Team

Executive	Title	Experience	Years at EasyLink
Tom Stallings	Chief Executive Officer & Director	IBM, ORACLE	7
Glen Shipley	Chief Financial Officer	Melita, KPMG	6
Terri Deuel	EVP – Product Development	IBM	6
Kevin Maloney	EVP – Global Sales & Marketing	IBM, Check Point	3
Chris Parker	EVP – Operations	DataScan, CareCentric, McKesson	5

Financial Overview

Glen Shipley

CFO

Annual Revenue


($ in thousands)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$92,160
$85,367
$43,623
$42,455
FY 2010E
full year
low - mid
$80,000
$30,529
9 months
end 4/30/10
$48,537
$42,912
$30,966
FY 2008
FY 2009
FY 2010
Supply Chain Messaging
On Demand Messaging

Revenue Analysis

Product


Telex
11%
EDI Services
39%
DCM & Secure
Email Services
10%
Fax Servcies
40%

Industry


Oil & Gas
2%
Telecom
4%
Air Delivery &
Freight Services
6%
Insurance
6%
Retail/Distrib.
9%
Mining & Agri.
13%
Fin. Services
17%
Publishing,
Travel & Small
Accounts
20%
Professional
Services
23%

Geography


International
24%
Domestic
76%

International Revenue


Other
27%
United
Kingdom
40%
Japan
11%
France
9%
Germany
4%
Hong Kong
3%
Israel
3%
Brazil
3%

All charts based on $83 million of Revenue as for LTM 10/31/09

Adjusted EBITDA


($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$25,846
$19,026
$15,844
FY 2010E full year $20,000
9 months end 4/30/10
FY 2008
FY 2009
FY 2010

Operating Model

	For the Year Ended 31-Jul-09		For the Nine Months Ended 30-Apr-10	Long Term Target
Revenue:				
Supply Chain Messaging	50.3%		50.4%	49% - 51%
On Demand Messaging	49.7%		49.6%	49% - 51%
Total Revenue	100.0%		100.0%	100.0%
Gross Margin - Company	70.0%		71.9%	69% - 71%
Supply Chain Messaging	71.7%		74.3%	69% - 71%
On Demand Messaging	68.4%		69.5%	67% - 69%
Product Development & Enhancement	8.8%		8.9%	8% - 9%
Selling & Marketing	15.6%		15.6%	14% - 16%
General & Administrative	34.6%		33.6%	31% - 33%
Operating Income	11.1%	(1)	13.8%	13% - 15%
Adjusted EBITDA	22.3%		25.8%	23% - 26%
Net Income	NM		6.5%	9% - 11%

(1) excludes goodwill and intangible charges

easylink services

Balance Sheet Highlights

($ in thousands)

	30-Apr-09	31-Jul-09	31-Oct-09	31-Jan-10	30-Apr-10
Cash	$9,725	$10,972	$14,898	$15,496	$15,644
Current Assets	25,273	26,317	29,965	30,441	31,856
Total Assets	98,650	96,317	98,161	95,695	91,989
Total Debt	33,905	27,008	27,148	24,781	19,901
Total Liabilities	48,767	39,098	39,841	36,779	31,941
Stockholders' Equity	49,882	57,219	58,320	58,916	60,048

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Capitalization

($ in thousands)

	30-Apr-10	Pro Forma (1) 30-Apr-10
Cash	$15,644	$13,354
Common Stock Outstanding	29,173	29,173
Stock Price	$2.50	$2.50
	$72,933	$72,933
Preferred Stock:		
Series C	$5,066	$5,066
Series E - York Capital	$7,229	-
Total Debt	$19,901	$24,901
Total Capitalization	$105,129	$102,900
Options - Weighted Average Exercise Price at $2.29	2,717,500	2,717,500

(1) Pro Forma for the redemption of the Series E preferred stock on May 19, 2010

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Investment Highlights

- Hosted software-as-a-service model is highly scalable and profitable with consistent recurring revenue
  - Organic growth in core businesses
- Market leading provider of web-based messaging and supply chain solutions and services
- Global presence with a large and diverse customer base across multiple industries
- Stable Gross and EBITDA margins resulting in strong cash flow and earnings
- Strong balance sheet
- Experienced and proven management team

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Adjusted EBITDA Reconciliation

	FY 2008	FY 2009	Nine Months Ended 30-Apr-10
Reported Net Income (Loss)	$ 16,301	$ (11,179)	$ 4,661
Interest	12,844	11,137	1,264
Taxes	(12,439)	(621)	3,107
Depreciation and Amortization	8,457	8,429	6,139
Non-cash Compensation	686	934	679
Asset Impairment/Other	-	10,326	-
Adjusted EBITDA	$ 25,849	$ 19,026	$ 15,850

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Thank You